UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 21, 2023

(Date of earliest event reported)

BBCMS Mortgage Trust 2023-C21

(Central Index Key Number 0001985684)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key Number 0001840727)

(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Bank of Montreal

(Central Index Key Number 0000927971)

(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC

(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-09	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.	Entry into a Material Definitive Agreement.

On October 5, 2023 (the “Closing Date”), Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance of the BBCMS Mortgage Trust 2023-C21, Commercial Mortgage Pass-Through Certificates, Series 2023-C21 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of October 1, 2023 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2023-C21 (the “Issuing Entity”), a common law trust formed on October 5, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 25 commercial, multifamily and/or manufactured housing community mortgage loans mortgage loans (the “Mortgage Loans”).

The Mortgage Loan secured by the mortgaged property identified as “Fashion Valley Mall” on Exhibit B to the Pooling and Servicing Agreement (the “Fashion Valley Mall Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Fashion Valley Mall Whole Loan”) that also includes seventeen (17) additional pari passu promissory notes which are not assets of the Issuing Entity. Prior to December 21, 2023, the Fashion Valley Mall Whole Loan was being serviced and administered pursuant to the pooling and servicing agreement, dated and effective as of July 1, 2023 (the “BBCMS 2023-C20 Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

As of December 21, 2023, the Fashion Valley Mall Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2023 (the “Benchmark 2023-B40 Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The servicing terms of the Benchmark 2023-B40 Pooling and Servicing Agreement applicable to the servicing of the Fashion Valley Mall Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on September 19, 2023; provided that the minimum monthly special servicing fee payable pursuant to the Benchmark 2023-B40 Pooling and Servicing is $5,000. The Benchmark 2023-B40 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The Mortgage Loan secured by the mortgaged property identified as “CX - 250 Water Street” on Exhibit B to the Pooling and Servicing Agreement (the “CX - 250 Water Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “CX - 250 Water Street Whole Loan”) that also includes nineteen (19) additional pari passu promissory notes which are not assets of the Issuing Entity. Prior to December 21, 2023, the CX - 250 Water Street Whole Loan was being serviced and administered pursuant to the pooling and servicing agreement, dated and effective as of February 1, 2023 (the “BANK 2023-BNK45 Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

As of December 21, 2023, the CX - 250 Water Street Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated and effective as of December 1, 2023 (the “MSWF 2023-2 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The servicing terms of the MSWF 2023-2 Pooling and Servicing Agreement applicable to the servicing of the CX - 250 Water Street Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on September 19, 2023. The MSWF 2023-2 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2023	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
		Name:	Daniel Vinson
		Title:	Chief Executive Officer